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                                                                    EXHIBIT 10.2


                             SECOND AMENDMENT TO THE
                            PER-SE TECHNOLOGIES, INC.
                       EMPLOYEES' RETIREMENT SAVINGS PLAN

         THIS SECOND AMENDMENT is made as of May 1, 2001 by PER-SE TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Primary Sponsor").

                                   WITNESSETH

         WHEREAS, the Primary Sponsor last amended and restated the Per-Se Technologies, Inc. Employees' Retirement Savings Plan (the "Plan") by indenture dated January 20, 2000; and

         WHEREAS, pursuant to Treasury Regulation Section 1.411(d)-4, the Primary Sponsor desires to amend the Plan to eliminate the various forms of distribution available under the Plan.

         NOW, THEREFORE, the Primary Sponsor does hereby amend the Plan, effective as of August 1, 2001, as follows:

         1.       By deleting the existing Plan Section 6.11.

         2.       By deleting the existing Plan Section 7.4.

         3. By deleting the existing Plan Section 9.2 and substituting therefor the following new Section 9.2:

                  "9.2 Payment of a Member's benefits under the Plan shall be made in the form of a lump sum payment in cash."

         4. By deleting the existing Plan Section 9.3 and substituting therefor "[Reserved]".

         5. By deleting the existing Plan Section 9.4 and substituting therefor the following new Section 9.4:

                  "9.4 Notwithstanding any provision of the Plan to the contrary,

                           (a) if a Member's vested Accrued Benefit exceeds $5,000, it shall not be distributed before the Member's Normal Retirement Age or death without the consent of the Member; and

                           (b) the payments to be made to a Member shall satisfy the incidental death benefit requirements under Code
                  Section 401(a)(9)(G) and the regulations thereunder."

Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Second Amendment.

         IN WITNESS WHEREOF, the Primary Sponsor has caused this Second Amendment to be executed on the day and year first above written.

                                      PER-SE TECHNOLOGIES, INC.



                                      By:      /s/ PHILIP M. PEAD
                                         --------------------------------------
                                               Philip M. Pead
                                               President and
                                               Chief Executive Officer

ATTEST:



By:   /s/ ROBERT Q. JONES, JR.
   ------------------------------
      Robert Q. Jones, Jr.
      Assistant Secretary

      [CORPORATE SEAL]